                                                                   Exhibit 10.16

                                 LOAN AGREEMENT

     THIS AGREEMENT, made as of the 27 day of December, 2004, among 6900 QUAD AVENUE, LLC, a Delaware limited liability company with an office at c/o Empire Resources, Inc., One Parker Plaza, Fort Lee, New Jersey 07024 (the "Borrower") and EMPIRE RESOURCES, INC., a Delaware corporation with an office at One Parker Plaza, Fort Lee, New Jersey 07024 (the "Guarantor") and JPMORGAN CHASE BANK, N.A., a national banking association having an office at Metropolitan East Group, 1166 Avenue of the Americas, 15th Floor, New York, New York 10036 (the "Lender").

                                   WITNESSETH:

     WHEREAS, the Lender is about to make a loan to the Borrower on the date hereof in the principal amount of $2,500,000.00 (the "Loan"); and

     WHEREAS, the Loan shall be evidenced by a certain note (the "Note"), and secured by, among other things, a certain deed of trust, assignment of leases and rents, security agreement and fixture filing (the "Deed of Trust") encumbering 6900 Quad Avenue, Baltimore, Maryland (the "Premises"), as more particularly described in the Deed of Trust; and

     WHEREAS, the Guarantor shall receive direct and substantial economic benefit from the making of the Loan to the Borrower and has guaranteed repayment of the Loan pursuant to a guaranty of even date herewith (the "Guaranty"); and

     WHEREAS, the Borrower, the Guarantor and Lender have agreed to certain terms governing the Loan and certain continuing obligations with respect thereto.

     NOW, THEREFORE, in order to induce the Lender to make the Loan on this date and in consideration of the Premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the Borrower and the Guarantor (the Borrower and the Guarantor are hereinafter collectively referred to as the "Obligors") and the Lender, their successors and assigns, hereby agree as follows:

1.   Representations and Warranties:

     In order to induce the Lender to enter into this Agreement and to make the Loan, each Obligor represents and warrants to the Lender that:

     a. (i) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation;

          (ii) it is duly qualified and in good standing in every jurisdiction in which it presently engages in business and in which such qualification is required;

          (iii) it has the power, authority and legal right to own, or lease and enjoy undisturbed, the assets of the business and engage in business as now conducted;

          (iv) it has the power, authority and legal right to enter into and execute this Agreement, the Note, the Deed of Trust, the Guaranty and other agreements furnished in connection with the Loan (all of which are hereinafter referred to collectively as the "Loan Documents");

          (v) the Borrower has no subsidiaries and the Guarantor's subsidiaries are as follows: (i) the Borrower; (ii) Empire Extrusions, LLC,
               (iii) Empire Resources Pacific, Ltd., (iv) ITI Innovative Technology, Ltd. And (v) Compuprint, Ltd.; and

          (vi) it is in compliance with all laws and regulations with respect to the Premise including those governing hazardous waste, asbestos, and any other environmental issues that the Lender and its counsel deem to be appropriate.

     b. Financial Statements; Accurate No Change. All financial statements of such Obligor previously delivered to the Lender, whether or not in connection with this Loan, are complete, correct, present fairly the financial condition of that entity, reflect every liability (whether direct or contingent) and there has been no material adverse change in the financial condition of Guarantor since financial statements dated September 30, 2004;

     c. Other Agreements. This Agreement will not violate any other indenture or other agreement nor any law, order, rule or regulation of any government instrumentality applicable to such Obligor or by which its property is bound;

     d. First Lien. Any security interest created as collateral for the Loan constitutes a valid, first and prior perfected lien in favor of the Lender;

     e. Litigation. There are no suits or proceedings pending or threatened against such Obligor or affecting any of its properties (of which such Obligor has any knowledge);

     f. Taxes. Such Obligor has filed all required Federal, state, and local returns, including those for corporate franchise taxes, and has paid all taxes or assessments due thereon;

     g. ERISA. Such Obligor, if required, is in compliance in every material respect with the applicable provisions of the Employee Retirement Income Security Act of

          1974 ("ERISA") and regulations or published interpretations thereof and has not had a Reportable Event occur with respect to any Plan as defined in ERISA, and

     h. Federal Reserve Regulations. Such Obligor is not engaged principally in nor has an important activity in the business of extending credit for the purpose of purchasing or carrying "margin stock" (as defined in Regulation U of the Board of Governors of the Federal Reserve System) nor will any part of the proceeds of this Loan be used, now or ultimately, to purchase or carry such stock or extend such credit or violate in any way Regulations G, T, U or X of such Board of Governors.

2.   Affirmative Covenants:

     Each Obligor covenants and agrees that, from the date hereof until the full satisfaction of the obligations under this Agreement and the Note, it shall:

     a. Existence; Properties. Preserve, protect, renew and keep in full force and effect its existence, all rights, licenses, permits, patents, trademarks, trade names and franchises; comply with all laws and regulations applicable to it; not materially alter the nature or scope of business and presently conducted by it and preserve, repair and maintain all property utilized in the conduct of its business;

     b. Insurance. Maintain insurance with financially sound insurers on its properties against such risks as fire, public liability, lack of fidelity by its employees all as is customary with companies in similar businesses or, with respect to the Borrower, as reasonably required by the Lender. With respect to the Borrower only, maintain the Lender as loss payee on all appropriate insurance policies as its interest may appear.

     c. Environmental. Comply with the requirements of all Federal, state and local laws, ordinances, rules, regulations or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials, provide to the Lender all documentation in connection with such compliance that the Lender may reasonably request, and defend, indemnify, and hold harmless the Lender, its employees, agents, officers, and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs, or expenses of whatever kind of nature, known or unknown, contingent or otherwise, arising out of, or in any way related to, (i) the presence, disposal, release, or threatened release of any hazardous materials on any property at any time owned or occupied by the Obligor or its subsidiaries; (ii) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such hazardous materials; (iii) any lawsuit brought or threatened, settlement reached, or governmental order relating to such hazardous materials; and (iv) any violations of laws, orders, regulations, requirements or demands of government authorities, or any policies or requirements of the Lender, which are based upon or in any way related to such hazardous materials including, without limitation, attorney and consultant fees, investigation and laboratory fees, court costs, and litigation expenses.

     d.   Financial Statements. Furnish to the Lender the following information:

          (i) Throughout the term of the Loan, as soon as available, but in any event not later than 120 days after the end of each fiscal year, audited, consolidated financial statements (the form of such statements to be prepared in accordance with GAAP and reasonably satisfactory to the Lender) of the Guarantor, including, without limitation, a balance sheet of the Guarantor as of the end of such fiscal year, statements of income and related earnings and of cash flows, and in comparative form, all prepared by an auditor acceptable to the Lender showing the operations and financial condition of the Guarantor at the close of such year, plus a schedule prepared by management consolidating the operations and balance sheets of the Borrower with the Guarantor;

          (ii) Throughout the term of the Loan, as soon as available, but in any event not later than 90 days after the end of the second quarter of each fiscal year, management prepared consolidated financial statements for the Guarantor showing their accuracy certified in a manner satisfactory to the Lender by a responsible officer of the Borrower and the Guarantor;

          (iii) Throughout the term of the Loan, as soon as available, but in any event not later than 60 days after the end of the first and third quarter of each fiscal year, management prepared quarterly financial statements for the Guarantor showing their accuracy certified in a manner satisfactory to the Lender by a responsible officer of the Guarantor; and

          (iv) The Borrower and the Guarantor shall deliver to the Lender within ten (10) days after request, such further detailed information covering the operation of the Premises and the financial affairs of the Borrower and the Guarantor, or any affiliated or related party, as may be requested by the Lender.

     e. Access to Premises and Records. Upon written request, allow the Lender's representative access to any or all of such Obligor's properties and financial records, to make extracts from such records and to discuss the business, finances and affairs with its officers.

     f.   Notices. Give written notice to the Lender of:

          (i) ERISA: the details of any Reportable Event as defined in ERISA which has occurred;

          (ii) EVENT OF DEFAULT: the occurrence of any event which alone or with notice, the passage of time of both, would constitute an Event of Default; or

          (iii) LITIGATION: the commencement of any proceeding or litigation which, if, adversely determined, would adversely affect its financial condition or ability to conduct business.

     g.   Payment of Indebtedness, Taxes, etc.

          Pay all indebtedness and obligations as and when due and payable and pay and discharge or cause to be paid and discharged promptly all taxes, assessments and governmental charges or levies imposed on it or upon its income and profits, or upon any of its property, real, personal or mixed, or upon any part thereof, before the same shall become in default, as well as all lawful claims for labor, materials and supplies or otherwise which, if unpaid, might become a lien or charge upon such properties or any part thereof; provided, however, that the Obligor shall not be required to pay and discharge or cause to be paid and discharged any such tax, assessment, charge levy or claims so long as the validity thereof shall be contested in good faith by appropriate proceedings, and the Obligor shall have set aside on its books adequate reserves with respect to any such tax, assessment, charge, levy or claim so contested; further provided all such taxes, assessments, charges, levies or claims shall be immediately paid upon the commencement of proceedings to foreclose any lien which has attached as security therefor.

     h.   Compliance with Applicable Laws.

          Comply with the requirements of all applicable laws, rules, regulations and orders of any governmental authority, the breach of which would materially and adversely affect the business, operations, prospects, properties or assets or the conditions, financial or otherwise, of the Obligor and its Subsidiaries taken as a whole, including, without limitation, the rules and regulations of the Board of Governors of the Federal Reserve Systems, and the Federal Deposit Insurance Corporation.

3. Negative Covenants: The Borrower covenants and agrees that, from the date hereof until the full satisfaction of obligations under this Agreement and the Note, it will not without the Lender's prior written consent;

     a. Indebtedness. Create, incur or assume any indebtedness for borrowed money other than:

          (i) that provided under this Agreement or otherwise consented to by the Lender;

          (ii) that owing on the date hereof and scheduled;

          (iii) that which is subordinated to indebtedness due the Lender on terms satisfactory to the Lender ("Approved Subordinated Debt");

          (iv) trade indebtedness incurred in the normal course of business; and

          (v) indebtedness in connection with purchase money mortgages as outlined below in 3(b)(v).

     b. Liens. Create, incur or permit to exist against any of its properties or assets, real or personal, tangible or intangible, now owned or hereafter acquired, any mortgage or other lien or encumbrance, except:

          (i) deposits or pledges relating to the payment of Workman's Compensations, Unemployment Insurance, old age pension or other Social Security:

          (ii) deposits or pledges relating to the performance or bids, tenders, contracts, or leases;

          (iii) deposits or pledges relating to statutory obligations and surety or appeal bonds necessary to the continuance of the business in the ordinary course;

          (iv) liens for taxes not delinquent or being contested in good faith and by appropriate proceedings;

          (v) purchase money mortgages or other purchase money liens upon property hereafter acquired; and

          (vi) liens in connection with 3(a).

     c. Contingent Liabilities. Assume, guarantee, endorse or otherwise become directly or contingently liable for the obligations of any other person except for the Guaranty in connection with this Agreement, the endorsement of negotiable instruments for deposit or collection in the ordinary course of business or guarantees in connection with 3(a).

     d. Asset Sale. Sell, transfer, lease, sell and thereafter enter into an arrangement with the buyer to rent or lease back all or any substantial part of its properties or assets.

     e.   Material Change. Materially alter the nature of Borrower's business.

     f. Merger. Consolidate with or merge into any other corporation, or permit another corporation to merge into it unless the Borrower is the surviving entity, or acquire all or substantially all of the properties or assets of any other Person ("Person" is defined as natural persons, corporations, business trust associations, companies and partnerships).

     g. Note/Accounts Sale. Sell, assign, discount or otherwise dispose of any of its notes or accounts receivable except for collection in the ordinary course of business.

     h. Investments. Purchase or make any investment in the stock, securities or evidences if indebtedness of any other Person except:

          (i)  a Guarantor;

          (ii) the United States Government and its agencies; and

          (iii) Certificates of Deposit of domestic Lenders having capital and surplus in excess of $100,000,000 and money market funds with total assets of not less than $2 billion.

     i. Dividends. Declare or pay any dividend or make any other distribution other than in cash, with respect to any shares of capital stock or redeem, purchase, or retire any shares of any class of capital stock or set apart any sum for such purposes.

4. Financial Covenants: The Borrower shall comply with the financial covenants set forth below:

     a. The Borrower shall at all times during the term of the Loan maintain a Debt Service Coverage Ratio of no less than 1.0:1.0. The term "Debt Service Coverage Ratio" shall mean the sum arrived at by dividing the sum of Earnings Before Interest, Taxes, Depreciation and Amortization less Unfunded Capital Expenditures by the sum of principal and interest on all scheduled debt payments including capitalized leases.

     b. Except for trade indebtedness incurred in the ordinary course of business, the Borrower shall not make or incur any additional interest bearing debt other than the Loan or any other indebtedness to the Lender.

     All accounting terms used herein, unless otherwise defined, shall have the meanings ascribed under GAAP. All determinations with respect to the Borrower's compliance with the financial covenants outlined above shall be made by the Lender, whose determinations shall be final absent manifest error.

5.   Intentionally Omitted.

6. Events of Default: In case of the happening of any of the following events ("Events of Default"):

     a. Any representation of warranty made herein, in any Loan Document or in any other instrument, agreement or certificate furnished in connection with any of the foregoing shall prove false or misleading in any material respect;

     b. Any occurrence delineated in the Note, the Deed of Trust or any other Loan Document as an Event of Default;

     c. Any Obligor shall default in the due observance or performance of any financial or negative covenant contained in this Agreement or any other Loan Document;

     d. Any Obligor shall default in the due observance or performance of any covenant, condition or agreement (other than those referred to in sections (b) and (c) immediately above) contained in this Agreement to which it is a party and such default shall continue unremedied for 10 days after notice from the Lender of such default demanding that it be cured;

     e. Any Obligor shall default in the due observance or performance of any covenant, condition or agreement with respect to any other funded indebtedness (principal and interest) or obligation of such Obligor to the Lender or to any other person or entity, including, but not limited to, any default by the Guarantor under the existing revolving credit facility extended by the Lender, as Agent for the lenders in connection therewith to the Guarantor and evidenced by a certain Revolving Credit Agreement dated as of December 21, 2000, as the same may be amended, modified, extended, increased and restated from time to time (the "Existing Credit Agreement");

     f. Final judgment greater than $50,000.00 against the Borrower or final judgment greater than $500,000.00 against the Guarantor, if undischarged or unbonded within 60 days;

     g.   Dissolution of the Borrower or Guarantor;

     h. A transfer of membership interests in the Borrower or if the beneficial shareholder and ownership interests of Nathan Kahn and Sandra Kahn in the Guarantor (which is 42% as of the date hereof) shall in any material manner be encumbered, sold, transferred or conveyed, or permitted to be further encumbered, sold, transferred, assigned or conveyed, without the prior consent of the Lender, which consent shall not be unreasonably withheld or delayed, provided that the Lender receives at least thirty (30) days prior written notice of such event and the Guarantor complies with the reasonable requests of Lender in making its determination.;

     i. A Reportable Event shall have occurred with respect to any Plan as defined in ERISA and (i) the Lender has notified the affected Obligor in writing that it has determined that such Reportable Event constitutes reasonable grounds for termination of such Plan by the Pension Benefit Guaranty Corporation or the appointment of a trustee, to administer the Plan, by an appropriate U.S. District Court or (ii) such termination proceedings are commenced or such appointment occurs;

     j. Any Obligor shall (i) voluntarily commence any case, proceeding or other action or file any petition seeking relief under Title 11 of the United States Code or any other existing or future Federal domestic or foreign bankruptcy, insolvency or similar law, (ii) consent to the institution of, or fail to controvert in a timely and appropriate manner, any such proceeding or the filing of any such petition, (iii) apply for or consent to the employment of a receiver, trustee, custodian, sequestrator or similar official for any Obligor or for a substantial part of their property, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due or (vii) take corporate action for the purpose of effecting any of the foregoing;

     k. An involuntary case, proceeding or other action shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of any Obligor or of a substantial part of its property, under Title 11 of the United States Code or any other existing or future Federal, domestic or foreign bankruptcy, insolvency or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator or similar official for any Obligor or for a substantial part of their property, or (iii) the winding-up or liquidation of any Obligor; and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall continue unstayed and in effect for 60 days;

     l. There shall be commenced against any Obligor any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged or stayed or bonded pending appeal within sixty (60) days from the entry thereof;

          then, the Note shall be immediately due and payable in full, both as to principal and interest, without presentment, demand, protect or notice of any kind, all of which area hereby expressly waived, anything contained herein, in the Note, or in any other Loan Document to the contrary notwithstanding.

7.   Miscellaneous:

     a. Expenses. The Obligors will pay all out-of-pocket losses, costs and expenses incurred by the Lender in connection with the Loan hereunder, the enforcement of any provision of this Agreement, the Note or the collection of any amount due hereunder or thereunder including but not limited to, the reasonable fees and disbursements of counsel and local Maryland counsel to the Lender incurred in the course of so enforcing such rights.

     b. No Waiver. No failure or delay by the Lender in exercising any right, power or remedy hereunder upon a breach hereof shall constitute a waiver of any such term, condition, covenant, agreement, right, power of Lender from exercising any such rights, power or remedy at any later time or times.

     c. Funds; Manner of Repayment. Unless otherwise specified herein, each Loan, each payment and prepayment of principal of and interest on the Notes shall be made by the Borrower not later than 12:00 noon, New York City time, on the date on which it is payable. Each Loan, each payment and prepayment of principal and interest on the note, shall be made in Federal or other immediately available funds.

     d. Indemnity. The Obligors shall reimburse the Lender for any loss of expense incurred as a result of any default in payment of principal and/or interest on any loan or any Event of Default, such reimbursement to cover losses sustained in reemploying deposits acquired to fund the loans as well as other related expenses.

     e. Amendments. The Lender shall not be deemed to have waived any of the terms, agreements, conditions and covenants hereof, except by a writing signed by an officer of the Lender and delivered to the Obligors. This Agreement may be amended by a supplemental Agreement setting forth such amendment or amendments when properly executed by all the parties to this Agreement.

     f. GAAP. All accounting terms used herein shall have the meaning assigned to them by generally accepted accounting principles ("GAAP"), unless otherwise defined.

     g. Law Governing. This agreement and all rights hereunder, shall be governed by the laws of the state of New York and applicable laws of the United States and shall be binding upon the Obligors, their heirs, executors, administrators, successors and assigns and shall inure to the benefit of the Lender, its successors and assigns. The obligations and conditions of this Agreement shall continue until all indebtedness and liability of the Obligors to the Lender hereunder has been paid and satisfied in full.

     h. Sale/Assignment. The Lender reserves the right to sell, assign or participate the loans and/or the commitment hereunder without limitation.

     i. Waivers. The parties hereto hereby irrevocably and unconditionally waive any and all rights to trial by jury in any action, suit or counterclaim arising in connection with, out of or otherwise related to this Agreement, the Note, the Deed of Trust and every other Loan Document heretofore, now or hereafter executed and/or delivered in connection therewith, the Loan and all other obligations of the Borrower or Guarantor related thereto or in any way related to this transaction or otherwise with respect to the Premises.

     j. Set-Off. The Obligors hereby give to the Lender a lien on, security interest in and right of set-off against all moneys, securities and other property of the Obligors and the proceeds thereof, now or hereafter delivered to remain with or in transit in any manner to the Lender, its correspondents or its agents from or for the borrower, whether for safekeeping, custody, pledge, transmission, collection or otherwise or coming into possession, control or custody of the Lender in any way, and also, any balance of any deposit accounts and credits of the Obligors with, and any and all claims of the Obligors against the Lender at any time existing, as collateral security for the payment of the Note and the Guaranty and all other liabilities and obligations now or hereafter owned by the Obligors to the Lender, contracted with or acquired by the Lender, whether joint, several, absolute contingent, secured, unsecured, matured or unmatured (all of which are hereafter collectively called "Liabilities"), upon an Event of Default under the Deed of Trust or this Agreement or a default under any other Loan Document, without prior notice, to apply such balances, credits or claims, or any part thereof, to such Liabilities in such amounts as it may select, whether contingent, unmatured or otherwise and whether any collateral security therefore is deemed adequate or not. The collateral security described herein shall be in addition to any collateral security described in any separate agreement executed by the Borrower.

     This agreement sets forth the entire understanding of the parties, and the undersigned waives the right to assert defenses, set offs and counterclaims in any litigation relating to the obligation. The undersigned acknowledges that no oral or other agreements, conditions, promises, understanding, representations or warranties exist in regard to the obligation hereunder except those specifically set forth herein.

     All of the terms, covenants, conditions and stipulations contained in the Loan Documents are hereby ratified and confirmed in all respects, shall continue to apply with full force and effect.

     Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be modified, amended, changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

     This Agreement may be executed in one or more counterparts each of which shall be an original but all of which, when taken together, shall constitute one and the same instrument. The failure of any party listed below to execute, acknowledge or join in this Agreement, or any counterpart hereof, shall not relieve the other signatories from the obligations hereunder.

     This Agreement is and shall be deemed to be a contract entered into pursuant to the laws of the State of New York and shall in all respects be governed, construed, applied and enforced in accordance with the laws of the State of New York.

     This Agreement is binding upon, and shall inure to the benefit of, the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and assigns.

     If any term, covenant, provision or condition of this Agreement or any of the other Loan Documents shall be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such term, covenant, provision or condition.

                         [NO FURTHER TEXT ON THIS PAGE]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                     6900 QUAD AVENUE, LLC,
                                     a Delaware limited liability company

                                     By: EMPIRE RESOURCES, INC., its sole member
                                         a Delaware corporation


                                     By:
                                         ---------------------------------------
                                         Name: Sandra R. Kahn
                                         Title: Vice President


                                     EMPIRE RESOURCES, INC.,
                                     a Delaware corporation


                                     By:
                                         ---------------------------------------
                                         Name: Sandra R. Kahn
                                         Title: Vice President


                                     JPMORGAN CHASE BANK, N.A.,
                                     a national banking association


                                     By:
                                         ---------------------------------------
                                         Thomas Drake, Vice President

STATE OF NEW JERSEY   )
                      ) ss.:
COUNTY OF MORRIS      )

     On the 22 day of December in the year 2004 before me, the undersigned, a Notary Public in and for said State, personally appeared Sandra Kahn, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                     /s/ David Hascup
                                     -------------------------------------------
                                     NOTARY PUBLIC

STATE OF NEW YORK     )
                      ) ss.:
COUNTY OF BRONX       )

     On the 22 day of December in the year 2004 before me, the undersigned, a Notary Public in and for said State, personally appeared Thomas Drake, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                     /s/ Erma J. McPherson
                                     -------------------------------------------
                                     NOTARY PUBLIC